                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): August 6, 2003
                                                         --------------


                        Philadelphia Suburban Corporation
                 ----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


    Pennsylvania                    001-06659                 23-1702594
   ---------------              ----------------          -------------------
   (State or Other              (Commission File           (I.R.S. Employer
   Jurisdiction of                   Number)              Identification No.)
   Incorporation)



          762 West Lancaster Avenue
           Bryn Mawr, Pennsylvania                               19010-3489
------------------------------------------------            --------------------
   (Address of Principal Executive Offices)                      (Zip Code)




       Registrant's telephone number, including area code: (610) 527-8000



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c) Exhibits.

                  99.1 Press Release, dated August 6, 2003, issued by Philadelphia Suburban Corporation.

Item 9.    Regulation FD Disclosure.

The following information and exhibit are being furnished under "Item 12. Disclosure of Results of Operations and Financial Condition."

         On August 6, 2003, Philadelphia Suburban Corporation issued a press release announcing its second quarter 2003 earnings. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Philadelphia Suburban Corporation


                              By: Roy H. Stahl
                                  ------------------------------------
                                  Roy H. Stahl
                                  Executive Vice President and General Counsel



Dated: August 6, 2003

                                  Exhibit Index
                                  -------------


         Exhibit
         -------

         99.1 Press Release, dated August 6, 2003, issued by Philadelphia Suburban Corporation.